TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses

and Summary Prospectuses for the Funds below

* * *

Transamerica Asset Allocation - Conservative Portfolio

Transamerica Asset Allocation - Growth Portfolio

Transamerica Asset Allocation - Moderate Growth Portfolio

Transamerica Asset Allocation - Moderate Portfolio

Transamerica Multi-Manager International Portfolio

The following replaces the information under the section entitled “Management – Portfolio Managers” relating to the above funds:

Portfolio Managers:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Dan McNeela, CFA, Co-Portfolio Manager since 2010

Michael Stout, CFA, Co-Portfolio Manager since 2006

The following replaces the information under the section entitled “Shareholder Information – Portfolio Manager(s)” relating to the above funds:

Name	Sub-Adviser	Positions Over Past Five Years
Jon Hale, CFA	Morningstar Associates, LLC	Portfolio Manager of the fund since 2006; Employee of Morningstar Associates, LLC since 1995; Co-head of the Investment Advisory group within Morningstar’s Investment Management Division; Chairman of the Investment Committee; Member of the International Asset Class Team

Dan McNeela, CFA	Morningstar Associates, LLC	Portfolio Manager of the fund since 2010; Employee of Morningstar Associates, LLC since 2006; Member of the Asset Allocation Team; Specialization in domestic equity

Michael Stout, CFA	Morningstar Associates, LLC	Portfolio Manager of the fund since 2006; Employee of Morningstar Associates, LLC since 1993; Member of the Investment Committee; Specialization in domestic equity

* * *

All Funds

The following is added as the last bullet point under the section of the Prospectus entitled “Waivers and/or Reductions of Charges – Waiver of Class A and Class T Initial Sales Charges”:

•

Certain financial intermediaries who have entered into an agreement with TCI to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.

* * *

The sixth bullet point under the section of the Prospectus entitled “Waivers and/or Reductions of Charges – Class A and Class T Sales Charge Reductions” is deleted in its entirety and replaced with the following:

•

By investing in a SIMPLE IRA plan held by Transamerica Fund Services, Inc. with State Street Bank as custodian, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted toward a sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.

* * *

Investors Should Retain this Supplement for Future Reference

August 17, 2012